Commitment and Contingencies (Schedule of Long Term Purchase Commitments) (Detail) - Virginia Electric and Power Company - Purchased electric capacity $ in Millions	Dec. 31, 2017 USD ($) [1]
Long-term Purchase Commitment [Line Items]
2018	$ 93
2019	61
2020	52
2021	46
2022	0
Thereafter	0
Total	$ 252

[1]	Commitments represent estimated amounts payable for capacity under a power purchase contract with a qualifying facility and an independent power producer, which ends in 2021. Capacity payments under the contract are generally based on fixed dollar amounts per month, subject to escalation using broad-based economic indices. At December 31, 2017, the present value of Virginia Power's total commitment for capacity payments is $221 million. Capacity payments totaled $114 million, $248 million, and $305 million, and energy payments totaled $72 million, $126 million, and $198 million for the years ended 2017, 2016 and 2015, respectively.